UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2006

Date of Report (Date of earliest event reported)

PhotoMedex, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-11635	59-2058100

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

147 Keystone Drive, Montgomeryville, Pennsylvania 18936

(Address of principal executive offices)
(Zip Code)

(215) 619-3600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 2, 2006, PhotoMedex, Inc, (“the Registrant”) issued a press release reporting its results of operations for the quarter ended September 30, 2006.  A copy of the press release issued by the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release was issued in advance of the Registrant’s financial results conference call.  The Registrant presented slides on the call showing metrics of Registrant’s business in the first quarter 2006.  These slides will be available to investors online through Registrant’s website and are attached hereto as Exhibit 99.2.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

99.1	Press Release, dated November 2, 2006.
99.2	Slides related to Investor Quarterly Call

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTOMEDEX, INC.

Dated: November 2, 2006	By:	/s/ Jeffrey F. O’Donnell

Jeffrey F. O’Donnell
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated November 2, 2006, regarding the announcement of the Company’s earnings for the quarter ended September 30, 2006.
99.2	Slides related to Investor Quarterly Call